SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 10, 2003

                Date of Report (Date of earliest event reported)
                -----------------------------------------------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




    DELAWARE                        000-30229                   04-3387074
  -----------                       ---------                   ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
  of Incorporation)                                         Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)


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Item 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO
              ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 10, 2003, Sonus Networks, Inc. issued a press release providing financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

         The press release attached as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 10, 2003            SONUS NETWORKS, INC.
                               By:
                                 /s/ Stephen J. Nill
                                 -------------------
                                 Stephen J. Nill
                                 Chief Financial Officer, Vice President of
                                 Finance and Administration and Treasurer




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                                  Exhibit Index

99.1 Press release dated July 10, 2003 reporting the financial results of Sonus Networks, Inc. for the fiscal quarter ended June 30, 2003.